                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2000


                              MESA AIR GROUP, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Nevada                     0-15495                  85-0302351
--------------------------------------------------------------------------------
      (State or Other                                        (IRS Employer
      Jurisdiction of        (Commission File Number)     Identification No.)
       Incorporation)

      410 North 44th Street, Suite 700, Phoenix, Arizona         85008
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code: (602) 685-4000


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(b) On May 11, 2000, Mesa Air Group, Inc. ("MESA") engaged Deloitte & Touche LLP as its independent auditors. Prior to its engagement, MESA had not consulted Deloitte with respect to:

      (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on MESA's financial statements; or

      (ii) any matter that was either the subject of a disagreement (as defined in Item 301(a)(1)(iv) of Regulation S-K) or a reportable event (as described in
Item 301(a)(1)(v) of Regulation S-K).

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MESA AIR GROUP, INC.


                                    By:      /s/ Robert Stone
                                             ----------------------------------
                                    Name:    Robert Stone
                                    Title:   Chief Financial Officer


Dated:  May 15, 2000